EXHIBIT 2.2

                                 PROMISSORY NOTE


$1,000,000                                                    January 1, 2000


For value received, Boeing Capital Corporation, a Delaware corporation ("BCC"), hereby unconditionally promises to pay to the order of Boeing Nevada, Inc., a Delaware corporation ("BNI"), the principal sum of One Million United States Dollars (U.S. $1,000,000) or such other sum on the register attached hereto that documents the principal amount then outstanding under this Note, with all accrued interest thereon, on January 15, 2007; provided, however, BCC shall earlier pay all or part of such principal, with all accrued interest thereon, without premium or penalty, on

     (1) the date 30 days (or such later date as may be agreed to by BNI) following receipt by BCC of BNI's written request for payment in full or in part of this Note, or

     (2) the date 30 days following receipt by BCC of written consent by BNI to BCC's prepayment of this Note in full or in part as proposed in a written notice from BCC to BNI.

The unpaid principal amount of this Note shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum of 7.70 per cent. Interest shall accrue from and including the date hereof and shall be payable on the last day of each Interest Period (as defined below) or on the date due in accordance with (1) or (2) above. The initial Interest Period shall commence on the date hereof and each Interest Period occurring thereafter shall commence on the day on which the preceding Interest Period expires.

"Interest Period" shall be a period of six calendar months (except for the first and last Interest Periods, which may be other than six months). Interest on the principal amount of this Note will be payable semiannually on the 15th day of January and July, commencing July 15, 2000. Such interest shall be computed on the basis of a 360-day year of twelve 30-day months.

If any date that a payment of interest or principal is due falls on a day that is not a business day for both BCC and BNI, the required payment will be made on the next succeeding business day and will be deemed made on the date such payment was due, and no interest will accrue on such payment for the period from and after such original payment date to the date of payment on the next succeeding business day.

In the event of a failure by BCC to pay within five business days of the due date any sum of money to be paid under this Note, BCC shall pay BNI interest on such unpaid sum at a rate equal to the Prime Rate (being the rate which Citibank announces from time to time as its prime lending rate, such Prime Rate to change from time to time when any such change is announced). All computations of interest at the Prime Rate shall be made on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be or the maximum contract rate permitted by applicable law, whichever is lower (the "Overdue Rate"). Acceptance by BNI of interest at the Overdue Rate shall not constitute a waiver of BCC's obligation to pay such overdue amount or prevent BNI from exercising any legal remedy.

BNI shall, and is hereby authorized by BCC to, record on the register attached hereto and made a part hereof (including additional pages, if any), the amount of each advance by BNI hereunder and each payment of principal by or on behalf of BCC, the date thereof, and the resulting principal balance then outstanding.

If action is instituted to collect or enforce this Note, or any portion thereof, BCC shall immediately pay to BNI, in addition to the amounts due hereunder, the costs, disbursements and reasonable attorneys' fees and other costs of collection or enforcement hereof.

BCC waives presentment, demand for payment, notice of dishonor, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to all renewals, extensions of time, releases of liens, waivers or modifications that may be made or granted to BNI.

All payments under this Note shall be made in immediately available funds in United States Dollars. The laws of the State of New York shall govern this Note. The obligations of BCC may not be pledged, transferred or assigned without the prior written consent of BNI.

                                   BOEING CAPITAL CORPORATION


                                   By:      /s/ MICHAEL C. DRAFFIN
                                   ---------------------------------

                                   Title:   Vice President - Tax and
                                            Associate General Counsel
                                   ----------------------------------




                                                             BCC REGISTER

------------ ------------------------------------------- ---------------------- --------------------------- ---------------
Date                     Transaction                      Transaction Amount      Outstanding Principal       BNI Entry
                   (indicate advance or payment)                                         Balance               Made By
------------ ------------------------------------------- ---------------------- --------------------------- ---------------
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    3/31     Loan                                            $499,132,000.00          $499,132,000.00            Howard
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             Repayment from equity
    3/31     infusion                                        (45,000,000.00)           454,132,000.00            Howard
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

                                 PROMISSORY NOTE


$100,000,000                                                   January 1, 2000


For value received, Boeing Capital Loan Corporation, a Delaware corporation ("BCLC"), hereby unconditionally promises to pay to the order of Boeing Nevada, Inc., a Delaware corporation ("BNI"), the principal sum of One Hundred Million United States Dollars (U.S. $100,000,000) or such other sum on the register attached hereto that documents the principal amount then outstanding under this Note, with all accrued interest thereon, on January 15, 2007; provided, however, BCLC shall earlier pay all or part of such principal, with all accrued interest thereon, without premium or penalty, on

     (3) the date 30 days (or such later date as may be agreed to by BNI) following receipt by BCLC of BNI's written request for payment in full or in part of this Note, or

     (4) the date 30 days following receipt by BCLC of written consent by BNI to BCLC's prepayment of this Note in full or in part as proposed in a written notice from BCLC to BNI.

The unpaid principal amount of this Note shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum of 7.70 per cent. Interest shall accrue from and including the date hereof and shall be payable on the last day of each Interest Period (as defined below) or on the date due in accordance with (1) or (2) above. The initial Interest Period shall commence on the date hereof and each Interest Period occurring thereafter shall commence on the day on which the preceding Interest Period expires.

"Interest Period" shall be a period of six calendar months (except for the first and last Interest Periods, which may be other than six months). Interest on the principal amount of this Note will be payable semiannually on the 15th day of January and July, commencing July 15, 2000. Such interest shall be computed on the basis of a 360-day year of twelve 30-day months.

If any date that a payment of interest or principal is due falls on a day that is not a business day for both BCLC and BNI, the required payment will be made on the next succeeding business day and will be deemed made on the date such payment was due, and no interest will accrue on such payment for the period from and after such original payment date to the date of payment on the next succeeding business day.

In the event of a failure by BCLC to pay within five business days of the due date any sum of money to be paid under this Note, BCLC shall pay BNI interest on such unpaid sum at a rate equal to the Prime Rate (being the rate which Citibank announces from time to time as its prime lending rate, such Prime Rate to change from time to time when any such change is announced). All computations of interest at the Prime Rate shall be made on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be or the maximum contract rate permitted by applicable law, whichever is lower (the "Overdue Rate"). Acceptance by BNI of interest at the Overdue Rate shall not constitute a waiver of BCLC's obligation to pay such overdue amount or prevent BNI from exercising any legal remedy.

BNI shall, and is hereby authorized by BCLC to, record on the register attached hereto and made a part hereof (including additional pages, if any), the amount of each advance by BNI hereunder and each payment of principal by or on behalf of BCLC, the date thereof, and the resulting principal balance then outstanding.

If action is instituted to collect or enforce this Note, or any portion thereof, BCLC shall immediately pay to BNI, in addition to the amounts due hereunder, the costs, disbursements and reasonable attorneys' fees and other costs of collection or enforcement hereof.

BCLC waives presentment, demand for payment, notice of dishonor, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to all renewals, extensions of time, releases of liens, waivers or modifications that may be made or granted to BNI.

All payments under this Note shall be made in immediately available funds in United States Dollars. The laws of the State of New York shall govern this Note. The obligations of BCLC may not be pledged, transferred or assigned without the prior written consent of BNI.


                                      BOEING CAPITAL LOAN CORPORATION


                                      By:      /s/ MICHAEL C. DRAFFIN
                                      ----------------------------------

                                      Title:   Vice President - Tax and
                                               Associate General Counsel
                                      ----------------------------------



                                                            BCLC REGISTER

------------ ------------------------------------------- ---------------------- --------------------------- ---------------
   Date                     Transaction                   Transaction Amount      Outstanding Principal       BNI Entry
                   (indicate advance or payment)                                         Balance               Made By
------------ ------------------------------------------- ---------------------- --------------------------- ---------------
------------ ------------------------------------------- ---------------------- --------------------------- ---------------
    3/31     Loan                                            $762,792,000.00          $762,792,000.00            Howard
------------ ------------------------------------------- ---------------------- --------------------------- ---------------
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             Credit proceeds of Thai
    3/31     principal repayment                            (358,449,000.00)           404,343,000.00            Howard
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